UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2015 (December 31, 2014)

PEEKAY BOUTIQUES, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-193618	46-4007972
(State or other jurisdictionof incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 West Main Street, Auburn, WA	98001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   1-800-447-2993

 ____________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On January 6, 2015, Peekay Boutiques, Inc., formerly Dico, Inc. (the “Company”) reported the consummation of a securities exchange transaction with Christals Acquisition, LLC (“Christals Acquisition”), a Delaware limited liability company, on a Current Report on Form 8-K that was filed with the Securities and Exchange Commission (the “SEC”) on that date (the “Original Filing”). The Company is filing this Current Report on Form 8-K/A (the “Form 8-K/A”) to amend the Original Filing in order to prevent a lapse in reporting by providing the information required for Christals Acquisition, the accounting acquirer, including its audited financial statements for the fiscal years ended December 31, 2014 and 2013 (the “Financial Statements”), as set forth in Section 12220.1 of the SEC’s Division of Corporation Finance Financial Reporting Manual (the “Financial Reporting Manual”).

The Financial Statements are included in the Form 10-K Disclosure filed as Exhibit 99.1 herewith. The disclosure also includes other information regarding the Company that would ordinarily be required to be disclosed on a Form 10-K for the period.

Except as described above, no other changes have been made to the Original Filing, and this Form 8-K/A does not modify or update any other information in the Original Filing. Information not affected by the changes described above is unchanged and reflects the disclosures made at the time of the Original Filing. Accordingly, this Form 8-K/A should be read in conjunction with our filings made with the SEC subsequent to the date of the Original Filing.

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Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

Audited consolidated financial statements of Christals Acquisition for the years ended December 31, 2014 and 2013 are included herewith in Exhibit 99.1. The Company previously filed in a Current Report on Form 8-K that was filed with the SEC on January 6, 2015: (a) unaudited consolidated financial statements of Christals Acquisition for the nine-month periods ended September 30, 2014 and 2013; and (b) audited consolidated financial statements of Christals Acquisition for the years ended December 31, 2013 and 2012. The Company is filing the attached Financial Statements in accordance with paragraph 12220.1 of the Financial Reporting Manual, which covers situations involving reverse acquisitions where the due date or filing date of the Form 8-K, whichever is earlier, occurs after the end of the private company’s most recently completed annual or quarterly period, but before financial statements for that annual or quarterly period would be required to be presented in a Form 10.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description
2.1

Securities Exchange Agreement, dated December 31, 2014, among the Company, Christals Acquisition, LLC and the members of Christals Acquisition, LLC (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on January 6, 2015)

3.1	Amended and Restated Articles of Incorporation of the Company (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed on January 28, 2015)
3.2	Amended & Restated Bylaws of the Company (incorporated by reference to Exhibit 3.2 to the Company’s Current Report on Form 8-K filed on January 6, 2015)
10.1

Advisory Agreement, dated December 31, 2012, by and among Christals Management, LLC, CP IV SPV, LLC and Peekay Acquisition, LLC (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on January 6, 2015)

10.2

Amended and Restated Common Stock Purchase Agreement, dated December 31, 2012, by and among Peekay SPA, LLC, Peekay, Inc., Conrev, Inc., Kris Butt, Brian Barnett, Rick Barnett and Phyllis Heppenstall (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on January 6, 2015)

10.3

Artifacts Agreement, dated December 31, 2012, by and among Peekay SPA, LLC, Kris Butt, Brian Barnett, Rick Barnett and Phyllis Heppenstall (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on January 6, 2015)

10.4

Side Letter regarding Purchase Price, dated December 31, 2012, by and among Peekay SPA, LLC, Peekay, Inc., Conrev, Inc., Kris Butt, Brian Barnett, Rick Barnett and Phyllis Heppenstall (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed on January 6, 2015)

10.5

9% Unsecured Subordinated Promissory Note issued on December 31, 2012 by Peekay Acquisition, LLC and Peekay SPA, LLC in favor of Kris Butt (incorporated by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K filed on January 6, 2015)

10.6

9% Unsecured Subordinated Promissory Note issued on December 31, 2012 by Peekay Acquisition, LLC and Peekay SPA, LLC in favor of Brian Barnett (incorporated by reference to Exhibit 10.6 to the Company’s Current Report on Form 8-K filed on January 6, 2015)

10.7

9% Unsecured Subordinated Promissory Note issued on December 31, 2012 by Peekay Acquisition, LLC and Peekay SPA, LLC in favor of Rick Barnett (incorporated by reference to Exhibit 10.7 to the Company’s Current Report on Form 8-K filed on January 6, 2015)

10.8

12% Unsecured Subordinated Promissory Note issued on December 31, 2012 by Peekay Acquisition, LLC and Peekay SPA, LLC in favor of Kris Butt (incorporated by reference to Exhibit 10.8 to the Company’s Current Report on Form 8-K filed on January 6, 2015)

10.9

12% Unsecured Subordinated Promissory Note issued on December 31, 2012 by Peekay Acquisition, LLC and Peekay SPA, LLC in favor of Brian Barnett (incorporated by reference to Exhibit 10.9 to the Company’s Current Report on Form 8-K filed on January 6, 2015)

10.10

12% Unsecured Subordinated Promissory Note issued on December 31, 2012 by Peekay Acquisition, LLC and Peekay SPA, LLC in favor of Rick Barnett (incorporated by reference to Exhibit 10.10 to the Company’s Current Report on Form 8-K filed on January 6, 2015)

10.11

Financing Agreement, dated December 31, 2012, by and among Christals Acquisition, LLC, Peekay Acquisition, LLC, each of the Subsidiaries listed as a Borrower on the signature pages thereto, each of the Subsidiaries listed as a Guarantor on the signature pages thereto, the Lenders from time to time party thereto, Cortland Capital Market Services LLC, as collateral agent and administrative agent, and CB Agency Services, LLC, as origination agent (incorporated by reference to Exhibit 10.11 to the Company’s Current Report on Form 8-K filed on January 6, 2015)

10.12	First Amendment to Financing Agreement, dated March 31, 2014 (incorporated by reference to Exhibit 10.12 to the Company’s Current Report on Form 8-K filed on January 6, 2015)
10.13	Second Amendment to Financing Agreement, dated September 24, 2014 (incorporated by reference to Exhibit 10.13 to the Company’s Current Report on Form 8-K filed on January 6, 2015)
10.14	Third Amendment to Financing Agreement, dated December 31, 2014 (incorporated by reference to Exhibit 10.14 to the Company’s Current Report on Form 8-K filed on January 6, 2015)
10.15	Side Letter regarding business of Holding and Parent, dated December 31, 2012 (incorporated by reference to Exhibit 10.15 to the Company’s Current Report on Form 8-K filed on January 6, 2015)
10.16

Purchase Agreement, dated October 9, 2012, by and among Christals Acquisition, LLC, Retail Services L.L.C., Gary Zebrowski, Ross Jackson and Gary A. Zebrowski Living Trust (incorporated by reference to Exhibit 10.16 to the Company’s Current Report on Form 8-K filed on January 6, 2015)

10.17

Contingent Subordinated Promissory Note issued on October 9, 2012 by Christals Acquisition, LLC in favor of Ross Jackson (incorporated by reference to Exhibit 10.17 to the Company’s Current Report on Form 8-K filed on January 6, 2015)

10.18

Contingent Subordinated Promissory Note issued on October 9, 2012 by Christals Acquisition, LLC in favor of Gary A. Zebrowski Living Trust (incorporated by reference to Exhibit 10.18 to the Company’s Current Report on Form 8-K filed on January 6, 2015)

10.19

Unsecured Subordinated Promissory Note issued on October 9, 2012 by Christals Acquisition, LLC in favor of Ross Jackson (incorporated by reference to Exhibit 10.19 to the Company’s Current Report on Form 8-K filed on January 6, 2015)

10.20

Unsecured Subordinated Promissory Note issued on October 9, 2012 by Christals Acquisition, LLC in favor of Gary A. Zebrowski Living Trust (incorporated by reference to Exhibit 10.20 to the Company’s Current Report on Form 8-K filed on January 6, 2015)

10.21	Lease Agreement, dated July 1, 2012, between PK Properties, LLC and Peekay Inc. (incorporated by reference to Exhibit 10.21 to the Company’s Current Report on Form 8-K filed on January 6, 2015)
10.22	Consulting Agreement, dated December 31, 2014, between the Company and Lisa Berman (incorporated by reference to Exhibit 10.22 to the Company’s Current Report on Form 8-K filed on January 6, 2015)
10.23	Employment Agreement, dated December 31, 2014, between the Company and Bob Patterson (incorporated by reference to Exhibit 10.23 to the Company’s Current Report on Form 8-K filed on January 6, 2015)
10.24	Employment Agreement, dated December 31, 2014, between the Company and Janet Mathews (incorporated by reference to Exhibit 10.24 to the Company’s Current Report on Form 8-K filed on January 6, 2015)
14.1	Code of Ethics of the Company (incorporated by reference to Exhibit 14.1 to the Company’s Current Report on Form 8-K filed on January 6, 2015)
16.1	Letter from Dov Weinstein & Co. CPA (Isr.), regarding change in certifying accountant (incorporated by reference to Exhibit 16.1 to the Company’s Current Report on Form 8-K filed on January 6, 2015)
21.1	Subsidiaries of the Company (incorporated by reference to Exhibit 21.1 to the Company’s Current Report on Form 8-K filed on January 6, 2015)
99.1	Form 10-K Disclosure for the fiscal year ended December 31, 2014

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEEKAY BOUTIQUES, INC.

Date: April 23, 2015	By:	/s/ Lisa Berman
	Name:	Lisa Berman
	Title:	Chief Executive Officer
(Principal Executive Officer)

Date: April 23, 2015	By:	/s/ Janet Mathews
	Name:	Janet Mathews
	Title:	Chief Financial Officer
(Principal Financial and Accounting Officer)

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EXHIBIT INDEX

Exhibit No.	Description
2.1

Securities Exchange Agreement, dated December 31, 2014, among the Company, Christals Acquisition, LLC and the members of Christals Acquisition, LLC (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on January 6, 2015)

3.1	Amended and Restated Articles of Incorporation of the Company (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed on January 28, 2015)
3.2	Amended & Restated Bylaws of the Company (incorporated by reference to Exhibit 3.2 to the Company’s Current Report on Form 8-K filed on January 6, 2015)
10.1

Advisory Agreement, dated December 31, 2012, by and among Christals Management, LLC, CP IV SPV, LLC and Peekay Acquisition, LLC (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on January 6, 2015)

10.2

Amended and Restated Common Stock Purchase Agreement, dated December 31, 2012, by and among Peekay SPA, LLC, Peekay, Inc., Conrev, Inc., Kris Butt, Brian Barnett, Rick Barnett and Phyllis Heppenstall (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on January 6, 2015)

10.3

Artifacts Agreement, dated December 31, 2012, by and among Peekay SPA, LLC, Kris Butt, Brian Barnett, Rick Barnett and Phyllis Heppenstall (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on January 6, 2015)

10.4

Side Letter regarding Purchase Price, dated December 31, 2012, by and among Peekay SPA, LLC, Peekay, Inc., Conrev, Inc., Kris Butt, Brian Barnett, Rick Barnett and Phyllis Heppenstall (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed on January 6, 2015)

10.5

9% Unsecured Subordinated Promissory Note issued on December 31, 2012 by Peekay Acquisition, LLC and Peekay SPA, LLC in favor of Kris Butt (incorporated by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K filed on January 6, 2015)

10.6

9% Unsecured Subordinated Promissory Note issued on December 31, 2012 by Peekay Acquisition, LLC and Peekay SPA, LLC in favor of Brian Barnett (incorporated by reference to Exhibit 10.6 to the Company’s Current Report on Form 8-K filed on January 6, 2015)

10.7

9% Unsecured Subordinated Promissory Note issued on December 31, 2012 by Peekay Acquisition, LLC and Peekay SPA, LLC in favor of Rick Barnett (incorporated by reference to Exhibit 10.7 to the Company’s Current Report on Form 8-K filed on January 6, 2015)

10.8

12% Unsecured Subordinated Promissory Note issued on December 31, 2012 by Peekay Acquisition, LLC and Peekay SPA, LLC in favor of Kris Butt (incorporated by reference to Exhibit 10.8 to the Company’s Current Report on Form 8-K filed on January 6, 2015)

10.9

12% Unsecured Subordinated Promissory Note issued on December 31, 2012 by Peekay Acquisition, LLC and Peekay SPA, LLC in favor of Brian Barnett (incorporated by reference to Exhibit 10.9 to the Company’s Current Report on Form 8-K filed on January 6, 2015)

10.10

12% Unsecured Subordinated Promissory Note issued on December 31, 2012 by Peekay Acquisition, LLC and Peekay SPA, LLC in favor of Rick Barnett (incorporated by reference to Exhibit 10.10 to the Company’s Current Report on Form 8-K filed on January 6, 2015)

10.11

Financing Agreement, dated December 31, 2012, by and among Christals Acquisition, LLC, Peekay Acquisition, LLC, each of the Subsidiaries listed as a Borrower on the signature pages thereto, each of the Subsidiaries listed as a Guarantor on the signature pages thereto, the Lenders from time to time party thereto, Cortland Capital Market Services LLC, as collateral agent and administrative agent, and CB Agency Services, LLC, as origination agent (incorporated by reference to Exhibit 10.11 to the Company’s Current Report on Form 8-K filed on January 6, 2015)

10.12	First Amendment to Financing Agreement, dated March 31, 2014 (incorporated by reference to Exhibit 10.12 to the Company’s Current Report on Form 8-K filed on January 6, 2015)
10.13	Second Amendment to Financing Agreement, dated September 24, 2014 (incorporated by reference to Exhibit 10.13 to the Company’s Current Report on Form 8-K filed on January 6, 2015)
10.14	Third Amendment to Financing Agreement, dated December 31, 2014 (incorporated by reference to Exhibit 10.14 to the Company’s Current Report on Form 8-K filed on January 6, 2015)
10.15	Side Letter regarding business of Holding and Parent, dated December 31, 2012 (incorporated by reference to Exhibit 10.15 to the Company’s Current Report on Form 8-K filed on January 6, 2015)
10.16

Purchase Agreement, dated October 9, 2012, by and among Christals Acquisition, LLC, Retail Services L.L.C., Gary Zebrowski, Ross Jackson and Gary A. Zebrowski Living Trust (incorporated by reference to Exhibit 10.16 to the Company’s Current Report on Form 8-K filed on January 6, 2015)

10.17

Contingent Subordinated Promissory Note issued on October 9, 2012 by Christals Acquisition, LLC in favor of Ross Jackson (incorporated by reference to Exhibit 10.17 to the Company’s Current Report on Form 8-K filed on January 6, 2015)

10.18

Contingent Subordinated Promissory Note issued on October 9, 2012 by Christals Acquisition, LLC in favor of Gary A. Zebrowski Living Trust (incorporated by reference to Exhibit 10.18 to the Company’s Current Report on Form 8-K filed on January 6, 2015)

10.19

Unsecured Subordinated Promissory Note issued on October 9, 2012 by Christals Acquisition, LLC in favor of Ross Jackson (incorporated by reference to Exhibit 10.19 to the Company’s Current Report on Form 8-K filed on January 6, 2015)

10.20

Unsecured Subordinated Promissory Note issued on October 9, 2012 by Christals Acquisition, LLC in favor of Gary A. Zebrowski Living Trust (incorporated by reference to Exhibit 10.20 to the Company’s Current Report on Form 8-K filed on January 6, 2015)

10.21	Lease Agreement, dated July 1, 2012, between PK Properties, LLC and Peekay Inc. (incorporated by reference to Exhibit 10.21 to the Company’s Current Report on Form 8-K filed on January 6, 2015)
10.22	Consulting Agreement, dated December 31, 2014, between the Company and Lisa Berman (incorporated by reference to Exhibit 10.22 to the Company’s Current Report on Form 8-K filed on January 6, 2015)
10.23	Employment Agreement, dated December 31, 2014, between the Company and Bob Patterson (incorporated by reference to Exhibit 10.23 to the Company’s Current Report on Form 8-K filed on January 6, 2015)
10.24	Employment Agreement, dated December 31, 2014, between the Company and Janet Mathews (incorporated by reference to Exhibit 10.24 to the Company’s Current Report on Form 8-K filed on January 6, 2015)
14.1	Code of Ethics of the Company (incorporated by reference to Exhibit 14.1 to the Company’s Current Report on Form 8-K filed on January 6, 2015)
16.1	Letter from Dov Weinstein & Co. CPA (Isr.), regarding change in certifying accountant (incorporated by reference to Exhibit 16.1 to the Company’s Current Report on Form 8-K filed on January 6, 2015)
21.1	Subsidiaries of the Company (incorporated by reference to Exhibit 21.1 to the Company’s Current Report on Form 8-K filed on January 6, 2015)
99.1	Form 10-K Disclosure for the fiscal year ended December 31, 2014

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